UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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[ ] Soliciting Material Pursuant to Section 240.14a-12

HICKOK INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Hickok Incorporated

10514 Dupont Avenue

Cleveland, Ohio 44108

April 16, 2019

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF HICKOK INCORPORATED

TO BE HELD FRIDAY MAY 10, 2019

The 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Hickok Incorporated (the “Company,” “we,” “us,” or “our”) will be held at our office located at 10514 Dupont Avenue, Cleveland, Ohio 44108, on Friday, May 10, 2019, beginning at 10:00 a.m. EDT, for the following purposes:

1.

To elect as Directors the six (6) nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) to a term of office that will expire at the 2020 Annual Meeting of the Shareholders;

2.

To approve the issuance of shares of Class B Common Stock of the Company in connection with the conversion of indebtedness outstanding under loan agreements with First Francis Company Inc. and Roundball LLC;

3.

To approve and adopt the Company’s Amended and Restated 2013 Omnibus Equity Plan, pursuant to which the number of shares of Class A Common Stock reserved for issuance thereunder would be increased from 150,000 to 400,000;

4.	To ratify the appointment of Meaden & Moore, Ltd as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2019;

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

6.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 11, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2019 Annual Meeting and any postponement or adjournment thereof.

The Proxy Statement that was filed with the Securities and Exchange Commission (“SEC”) on April 12, 2019 and sent to shareholders on or about April 18, 2019, provides information about the matters that you will be asked to consider and vote on at the 2019 Annual Meeting, except that additional information with respect to Proposal 5 and Proposal 6 listed above is set forth in the accompanying Supplement to Proxy Statement.

By Order of the Board of Directors,

/s/ Brian E. Powers

Brian E. Powers, Chairman of the Board and Chief Executive Officer

IMPORTANT: PLEASE FILL IN AND SIGN THE ENCLOSED AMENDED PROXY CARD AND RETURN IT TO THE COMPANY USING THE ACCOMPANYING ENVELOPE, EVEN IF YOU DO NOT EXPECT TO ATTEND THE EXPECT TO ATTEND THE 2019 ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2019 ANNUAL MEETING. AS SUCH, YOU MAY STILL VOTE YOUR SHARES SHOULD YOU DECIDE TO ATTEND THE 2019 ANNUAL MEETING EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

Hickok Incorporated

10514 Dupont Avenue

Cleveland, Ohio 44108

 April 16, 2019

SUPPLEMENT TO PROXY STATEMENT

This Supplement to Proxy Statement (this “Supplement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Hickok Incorporated, an Ohio corporation (the “Company,” “we,” “us,” or “our”), of proxies for use at the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) to be held on Friday, May 10, 2019. This Supplement, the accompanying Amended Notice of annual Meeting of Shareholders of Hickok Incorporated (the "Amended Notice") and the related amended proxy card are being first mailed on or about April 19, 2019, to holders of record of our common shares on March 11, 2019, the record date for the 2019 Annual Meeting.

On April 12, 2019, we filed our proxy statement (the “Proxy Statement”) relating to the 2019 Annual Meeting with the Securities and Exchange Commission (“SEC”).  The Proxy Statement and related proxy materials scheduled to be sent to shareholders on or about April 15, 2019, are being sent to shareholders on or about April 18, 2019, together with this Supplement, the accompanying Amended Notice and the related amended proxy card.

Subsequent to April 12, 2019, we determined that we had inadvertently omitted proposals regarding (1) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (2) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our shareholders with information regarding an additional proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Say on Pay Proposal”) and an additional proposal to vote, on an advisory basis, on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years, or every three years (the “Say on Pay Frequency Proposal”).

This Supplement is being furnished to our shareholders of record as of the close of business on March 11, 2019, the record date for the determination of shareholders entitled to notice of, and to vote at, the 2019 Annual Meeting and any postponement or adjournment thereof, pursuant to the accompanying Amended Notice.  This Supplement and the Amended Notice supplement and amend the Notice of Annual Meeting of Shareholders of Hickok Incorporated and the Proxy Statement, each dated April 11, 2019, previously  made available to our shareholders. This Supplement does not provide all of the information that is important to your voting decisions at the 2019 Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say on Pay Proposal under Proposal 5 and the Say on Pay Frequency Proposal under Proposal 6. Shareholders of record may vote on all six proposals by submitting the amended proxy card enclosed with this Supplement. If you return an executed amended proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of Director nominees set forth in the Proxy Statement, FOR the approval of Proposals 2, 3, 4 and 5 and “3 YEARS” on Proposal 6.

If you have already voted and do not submit an amended proxy card, your previously submitted proxy will be voted at the 2019 Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say on Pay Proposal or the Say on Pay Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposals 5 and 6, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Hickok Incorporated to be held on Friday May 10, 2019: The Proxy Statement, this Supplement, an amended proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at our website: www.hickok-inc.com.

PROPOSAL 5:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing its shareholders with the opportunity to cast an advisory vote at the 2019 Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to the SEC’s compensation disclosure rules. The shareholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

This proposal, commonly known as a “say on pay” proposal, gives the shareholders the opportunity to express their views on the Company’s compensation of its named executive officers by an advisory vote at the 2019 Annual Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers as described in the Proxy Statement. Accordingly, the Company will ask its shareholders to vote “FOR” the following resolution at the 2019 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the compensation tables and related narrative disclosure in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders.”

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. Unless the Board of Directors determines otherwise, in light of shareholders’ vote on Proposal 6 below or due to other factors, the next say on pay vote will occur at the Company’s 2022 Annual Meeting of Shareholders.

Approval Requirements: Provided that a quorum is present, the affirmative vote of a majority of the common shares voted at the 2019 Annual Meeting on this proposal is required for approval of this proposal. Shareholders present at the 2019 Annual Meeting, either in person or by proxy, will be eligible to vote for or against approval of this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Board Recommendation: The Board recommends that shareholders vote FOR the approval Proposal 5.

PROPOSAL 6:

ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTE

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of the Company’s named executive officers of the nature reflected in Proposal 5 above should occur every one year, every two years or every three years. At the 2013 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold advisory votes on executive compensation once every three years and the Board of Directors subsequently determined that we would hold an advisory vote on executive compensation once every three years. Accordingly, the current frequency of our advisory votes on executive compensation is once every three years. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2019 Annual Meeting.

Although the Board of Directors recommends holding an advisory vote on executive compensation once every three years, shareholders have the option to specify one of four choices on this proposal on the amended proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board of Directors. Although it is not binding, the Board will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Approval Requirements: The advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers, and whether they will occur every one, two or three years, will be determined by a plurality of the votes cast. Abstentions and broker non-votes will not be voted for any of the frequency options set forth in this proposal and will have no effect on the outcome of the proposal.

Board Recommendation: The Board recommends that shareholders vote 3 YEARS on Proposal 6.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say on Pay Proposal or the Say on Pay Frequency Proposal. In order to vote on the Say on Pay Proposal and the Say on Pay Frequency Proposal, you must submit a vote on Proposal 5 and Proposal 6 and sign and return the amended proxy card, or attend the 2019 Annual Meeting and vote in person.

If you hold common shares through a broker or nominee, you may vote in person at the 2019 Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares. If you hold common shares in street name through a broker or other nominee, you should follow their instructions on how to vote your shares, which may include electronic voting instructions. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

All validly-executed amended proxy cards delivered pursuant to this solicitation will be voted at the 2019 Annual Meeting, in each instance in accordance with any directions contained therein. If no directions are given, a validly-executed amended proxy card will be voted in favor of each of the proposals described in the Proxy Statement; “FOR” the advisory Say on Pay Proposal; and “3 YEARS” on the advisory Say on Pay Frequency Proposal.

Any person giving a proxy pursuant to this solicitation may revoke it at any time prior to the voting of such proxy at the 2019 Annual Meeting. The General Corporation Law of Ohio provides that a shareholder, without affecting any vote previously taken, may revoke a proxy not otherwise revoked by a later appointment received by the Company or by giving notice of revocation to the Company in writing, in a verifiable communication, or in open meeting. The mere presence of a shareholder at the 2019 Annual Meeting is not sufficient to constitute a valid revocation of a proxy that was previously-executed and delivered to the Company.

OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the 2019 Annual Meeting other than those mentioned in the accompanying Amended Notice. However, if other matters shall properly come before the 2019 Annual Meeting, it is the intention of the persons named in the accompanying amended proxy card to vote in accordance with their best judgment on such matters.

HICKOK INCORPORATED

VOTE

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR items 2 - 5, 7 and 3 YEARS for item 6.

1. Election of Directors:

Nominee	For	Withhold
01 - Edward F. Crawford	☐	☐
02 - Matthew V. Crawford	☐	☐
03 - Brian E. Powers	☐	☐
04 - Steven H. Rosen	☐	☐
05 - Kirin M. Smith	☐	☐
06 - Luis E. Jimenez	☐	☐

Proposal	For	Against	Abstain
2. Approval of the issuance of Class B Common Shares to First Francis Company Inc. and Roundball LLC.	☐	☐	☐
3. Approval and adoption of Amended and Restated 2013 Omnibus Equity Plan.	☐	☐	☐
4. Ratification of Meaden & Moore, Ltd. as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2019.	☐	☐	☐
5. Approval, on an advisory basis, of the Company's named executive officer compensation.	☐	☐	☐
7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
6. An advisory vote on the frequency of future shareholder advisory votes on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Hickok Incorporated

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 10, 2019

Brian E. Powers and Kelly J. Marek, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Hickok Incorporated to be held on May 10, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR the election of the six director nominees nominated by the Board of Directors and FOR items 2-5, 7 and 3 YEARS for item 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.